Exhibit 99.1

AMENDMENT TWELVE TO
THIRD RESTATED REVOLVING CREDIT LOAN AGREEMENT

This Amendment Twelve to Third Restated Revolving Credit Loan Agreement (this “Amendment”), dated as of July 26, 2018 (the “Effective Date”), is entered into by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (collectively, “Borrowers,” and each individually, a “Borrower”), and BOKF, NA dba Bank of Oklahoma (“Lender”).

RECITALS

A.    Borrowers and Lender are parties to that certain Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009, July 30, 2010, July 30, 2011, July 29, 2012, July 28, 2013, July 25, 2014, and July 27, 2016 (as so amended and as it may hereafter be further amended, modified, supplement or restated, the “Loan Agreement”), pursuant to which Lender has established a $30,000,000 revolving credit loan in favor of Borrowers.

B.    Borrowers have requested that Lender extend the Termination Date (and the availability of the Commitment) from July 27, 2018, to July 26, 2021, and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrowers and Lender agree to amend the Loan Agreement as follows:

1.DEFINITIONS. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals above) that are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

2.EXTENSION OF TERMINATION DATE. Subject to the terms and conditions set forth in this Amendment, Lender hereby agrees to extend the Termination Date and the availability of the Commitment from to July 27, 2018, to July 26, 2021. The “Termination Date” as defined in Section 1.41 of the Loan Agreement is hereby amended to mean and read “July 26, 2021.” On or before the Effective Date, Borrowers shall jointly and severally make, execute and deliver to Lender a renewal Promissory Note (“Renewal Line Note”) in the stated principal amount of $30,000,000, in the form of Exhibit A attached hereto. From and after the Effective Date, all references to the term “Revolving Credit Note” (including the reference to the Revolving Credit Note in Section 2.6 of the Loan Agreement) shall be deemed references to the Renewal Line Note.

3.AMENDMENT TO PRICING. Section 2.5.1 (Rates) is hereby amended to read as follows:

“2.5.1.    Rate. At a rate equal to the Daily Floating LIBOR Rate plus two percent (2.00%) per annum, updated on a monthly basis. Interest on each Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.”

4.AMENDMENT TO FINANCIAL COVENANTS. Section 7.1 of the Credit Agreement (Tangible Net Worth) is hereby amended by changing the figure “$125,000,000” to read “$175,000,000.”

5.OTHER AMENDMENTS TO LOAN AGREEMENT.

5.1    Daily Floating LIBOR Rate Loans. From and after the Effective Date, notwithstanding anything to the contrary, all Loans shall be Floating Rate Loans by reference to the Daily Floating LIBOR Rate. No Loan shall be a Prime Rate Loan or LIBOR Rate Loan, and all references in the Loan Agreement and the other Loan Documents to the Prime Rate and LIBOR Rate shall be disregarded.

5.2    New Definitions. The following definitions are hereby added to Article 1 of the Loan Agreement, reading in their entirety as follows:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrowers or their subsidiaries from time to time concerning or relating to bribery or corruption.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Sanctioned Country” means a country subject to a comprehensive country-wide sanctions program administered and enforced by OFAC.

“Sanctioned Person” means (a) a Person named on the list of "Specially Designated Nationals and Blocked Persons" maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council available at https://www.un.org/sc/suborg/en/sanctions/un-sc-consolidated-list, or as otherwise published from time to time, (c) a Person named on the lists maintained by the European Union available at https://data.europa.eu/euodp/data/dataset/consolidated-list-of-persons-groups-and-entities-subject-to-eu-financial-sanctions/resource/3a1d5dd6-244e-4118-82d3-db3be0554112, or as otherwise published from time to time, (d) a Person named on the lists maintained by Her Majesty's Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (i), (ii) or (iii) is the subject of a sanctions program administered by OFAC.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

5.3    Compliance with OFAC Rules and Regulations. A new Section 4.14 is hereby added to the Loan Agreement reading in its entirety as follows:

4.14    Compliance with OFAC Rules and Regulations.

(a)    To the knowledge of the Borrowers, neither of the Borrowers or any of their Affiliates or subsidiaries, or any of their respective directors, officers, employees and agents, is in violation of (or will take any action that would violate) (i) any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time or (ii) any other Sanctions.

(b)    The Borrowers have implemented and maintain in effect policies and procedures designed to ensure material compliance by the Borrowers, their subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrowers, their subsidiaries and, to the knowledge of the Borrowers, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Neither of (a) the Borrowers, any subsidiary or to the knowledge of any authorized officer of the Borrowers, any of their respective directors, officers or employees, or (b) to the knowledge of any authorized officer of the Borrowers, any agent of the Borrowers or any subsidiary that acts in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, Letter of Credit, use of proceeds or other transactions hereunder will violate any Anti-Corruption Law or applicable Sanctions.

5.4    Sanctions. A new Section 5.12 is hereby added to the Loan Agreement reading in its entirety as follows:

5.12    Sanctions. No Borrower will request any Loan or Letter of Credit, and no Borrower shall use, and the Borrowers shall procure that any of their subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (x) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (y) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (z) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

5.5    Indemnification. The following clause is hereby added immediately before the end of the first sentence of Section 9.7 of the Loan Agreement reading in its entirety as follows:

“, including without limitation any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Bank as a result of the conduct of either Borrower or any subsidiary that violates a Sanction enforced by OFAC or any Anti-Corruption Law.”

6.CONDITIONS. The effectiveness of this Amendment is subject to satisfaction of the following.

6.1    Amendment Documents. The following documents shall have been duly executed and delivered to the Lender, each in form and substance satisfactory to the Lender (collectively, the “Amendment Documents”):

6.1.1.    This Amendment (including the Ratification of Guarantor attached hereto);

6.1.2.    The Renewal Line Note; and

61.1.3.    Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

6.2    No Default. No Initial Default or Matured Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or any of the other Amendment Documents executed pursuant hereto.

6.3    Legal Matters. All legal matters relating to this Amendment and the transactions contemplated hereby shall be satisfactory to Lender and its legal counsel.

7.REPRESENTATIONS AND WARRANTIES.

7.1    Reaffirmation. Each Borrower confirms that all representations and warranties made by it in the Loan Agreement (as amended hereby) are, and as of the Effective Date (after giving effect to the transactions contemplated hereby) will be, true and correct in all material respects, and all of such representations and warranties are hereby remade and restated as of the Effective Date and shall survive the execution and delivery of this Amendment.

7.2    Additional Representations and Warranties. Each Borrower further represents and warrants to the Lender that:

7.2.1.    Each Borrower has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under the Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party.

7.2.2.    The Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which any Borrower is a party are valid and legally binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

7.2.3.    The execution, delivery and performance of the Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which any Borrower is a party by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of either Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either Borrower is subject or by which the assets and property of either Borrower is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by either Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either Borrower is a party, other than liens in favor of Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of Lender or either Borrower’s ability to perform its obligations under the Loan Agreement and any other Loan Document.

7.2.4.    The audited consolidated financial statements of the Guarantor for the twelve months ended December 31, 2017, copies of which have been furnished to the Lender, have been prepared in accordance with GAAP, are correct and complete and present fairly in all material respects the consolidated financial position of the Guarantor, and the financial position of each Borrower, as at the date thereof and for the period then ended in accordance with GAAP. No material adverse change has occurred in the financial condition of either Borrower or the Guarantor from the effective date of such financial statements to the date hereof. Neither Borrower nor the Guarantor has any contingent obligations, unusual or long-term commitments, unrealized or anticipated losses from any unfavorable commitment or liabilities for taxes not reflected in the foregoing financial statements or otherwise disclosed to the Lender which are individually or in the aggregate substantial in relation to the financial condition of either Borrower.

7.2.5.    There is no action, suit or other legal proceeding against or investigation of either Borrower or the Guarantor, pending or, to the knowledge of the Borrowers after due and diligent investigation, threatened or contemplated, which questions the validity of any of the Loan Documents or any of the Amendment Documents, or which, if adversely decided, could reasonably be expected to have a material adverse effect.

7.2.6.    No Initial Default or Matured Default currently exists or would exist after giving effect to the transactions contemplated by this Amendment.

8.MISCELLANEOUS.

8.1    Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

8.2    Ratification by Borrowers. Each Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under,

the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain true, correct and accurate as of the Effective Date, and are hereby restated.

8.3    Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

8.4    Governing Law. This Amendment and all other Amendment Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.

8.5    Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Conner & Winters, LLP, counsel to the Lender, incurred by the Lender in connection herewith.

8.6    Release of Lender. In consideration of the amendments contained herein, each Borrower hereby waives and releases the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Each Borrower represents and warrants to the Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Each Borrower acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

8.7    No Course of Dealing. This Amendment shall not establish a course of dealing or be construed or relied upon as evidence of any willingness on the Lender’s part to grant or extend additional credit or grant other or future renewals, consents or amendments, should any be requested.

8.8    Entire Agreement. This Amendment reflects the entire understanding of the parties with respect to the subject matter hereof.

8.9    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by any party of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or portable document format (pdf) shall be effective as delivery of a manually executed counterpart hereof.

(Signature page follows)

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the date first above written.

“Borrowers”:

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, Chief Executive Officer

AAON COIL PRODUCTS, INC., a Texas
corporation

By
Norman H. Asbjornson, Chief Executive Officer

“Lender”:

BOKF, NA dba Bank of Oklahoma

By
Timberly Harding, Vice President

RATIFICATION BY GUARANTOR

As a material inducement for the Lender to enter into the above and foregoing Amendment Twelve to Third Restated Revolving Credit Loan Agreement dated effective July 26, 2018 (the “Amendment”), to which this Ratification is affixed, the undersigned Guarantor hereby (i) consents to the Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty Agreement of Guarantor dated July 1, 1996 (the “Guaranty”), as to all obligations of the Borrowers, including without limitation the obligations evidenced by the Renewal Line Note referred to in the Amendment, (iii) confirms that, after giving effect to the amendments provided for in the Amendment, the Guaranty remains in full force and effect in accordance with its stated terms, (iv) represents that each representation and warranty set forth in the Guaranty remains true, correct and accurate as of the Effective Date, each of which is hereby restated as if fully set forth in this Ratification, and (v) acknowledges and agrees that nothing in the Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

In consideration of the amendments contained in the Amendment, the undersigned Guarantor hereby waives and releases the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). The Guarantor represents and warrants to the Lender that it has purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Guarantor acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Ratification.

AAON, INC., a Nevada corporation

By
Norman H. Asbjornson, Chief Executive Officer